We, the undersigned, hereby severally constitute and appoint R. Jay Gerken, Irving P. David, Christina T. Sydor and Barbara J. Allen and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our hands and in the capacities indicated below, any and all Registration Statements on behalf of the Smith Barney Multiple Discipline Trust including any and all Amendments thereto and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full authority and power to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed below by the following persons in the capacities and as of the dates indicated.

       Signature:                       Title:                     Date:
       ----------                       ------                     -----

/s/ R. Jay Gerken                Chairman of the Board      September 10, 2002
--------------------------       and President
R. Jay Gerken

/s/ Heath B. McLendon            Trustee                    September 10, 2002
--------------------------
Heath B. McLendon

/s/ Irving P. David              Treasurer and Chief        September 10, 2002
--------------------------       Financial Officer
Irving P. David

       Signature:                       Title:                     Date:
       ----------                       ------                     -----

/s/ Armon E. Kamesar                  Trustee               September 10, 2002
--------------------------
Armon E. Kamesar

/s/ Stephen E. Kaufman                Trustee               September 10, 2002
--------------------------
Stephen E. Kaufman

/s/ H. John Ellis                     Trustee               September 10, 2002
--------------------------
H. John Ellis

/s/ John J. Murphy                    Trustee               September 10, 2002
--------------------------
John J. Murphy